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            Financial Statements of Applied Microsystems Corporation
                                   (Unaudited)


CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except per-share data)

                                                            Three Months Ended                Nine Months Ended
                                                               September 30,                    September 30,
                                                        -------------------------         -------------------------
                                                          2003             2002             2003             2002
                                                        --------         --------         --------         --------
Net sales ......................................        $     --         $  2,781         $     --         $ 10,917
Cost of sales ..................................              --              908               --            3,644
                                                        --------         --------         --------         --------
Gross profit ...................................              --            1,873               --            7,273

Operating expenses:
   Sales, general and administrative ...........             201            1,657            1,247            6,729
   Research and development ....................               2            1,249              305            4,488
                                                        --------         --------         --------         --------
                                                             203            2,906            1,552           11,217
                                                        --------         --------         --------         --------

   Operating loss before in-process research and
      development and restructuring expenses ...            (203)          (1,033)          (1,552)          (3,944)
   In-process research and development .........              --               --               --             (621)
   Restructuring expenses ......................              --               --               --           (1,149)
                                                        --------         --------         --------         --------
Loss from operations ...........................            (203)          (1,033)          (1,552)          (5,714)
Interest income and other, net .................             204              (12)             397               34
                                                        --------         --------         --------         --------
Net income (loss) ..............................        $      1         $ (1,045)        $ (1,155)        $ (5,680)
                                                        ========         ========         ========         ========
Basic and diluted net loss per share ...........        $   0.00         $  (0.14)        $  (0.15)        $  (0.77)
                                                        ========         ========         ========         ========
Shares used in per-share calculation ...........           7,597            7,553            7,597            7,355

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in thousands)

                                                  September 30,  December 31,
                                                      2003          2002
                                                  -------------  ------------
Assets:
Cash and cash equivalents ...................        $1,194        $3,600
Securities available-for-sale ...............            --           299
Net accounts receivable .....................            --           280
Note receivable .............................           500           500
Other assets ................................            59           540
                                                     ------        ------
   Total assets .............................        $1,753        $5,219
                                                     ======        ======

Liabilities and shareholders' equity:
Total liabilities ...........................        $1,026        $3,337
Shareholders' equity ........................           727         1,882
                                                     ------        ------
   Total liabilities and shareholders' equity        $1,753        $5,219
                                                     ======        ======